ECONOMIC CONTEXT WHERE THE GROUP OPERATES	9 Months Ended
Sep. 30, 2024
Disclosure of economic context [Abstract]
ECONOMIC CONTEXT WHERE THE GROUP OPERATES

NOTE 37. ECONOMIC CONTEXT WHERE THE GROUP OPERATES
The Group operates in a complex economic context, both in the national and international spheres.
On the international front, Donald Trump's victory led to disparate movements in financial assets. Assets such as the main stock indexes and the dollar reacted upwards while fixed income was negatively affected. Trump's proposed policies, such as tax cuts, increased protectionism and regulatory easing, boosted expectations for economic growth and corporate profit margins, especially in small and medium-sized companies. However, this new policy stance generated a spike in interest rates due to higher expectations of future inflation. Despite this, the Federal Reserve announced a further 25 bps cut in line with market expectations, bringing the rate range to 4.5%-4.75%. Despite the decision, US bond yields rose to 4.4% for the 10-year case, while, by contrast, equities advanced by an average of 2% over the last month.
At the local level, during the first half of 2024, the Gross Domestic Product showed a 3.4% drop compared to the first half of 2023. The retraction was explained by investment (-24.6%), private consumption (-8.2%) and public consumption (-5.2%). Exports, on the other hand, grew 29%. In seasonally adjusted terms, the Gross Domestic Product accumulated three consecutive quarters of contraction, with decreases of 2.3% in the fourth quarter of 2023, 2.2% in the first quarter of 2024 and 1.7% in the second quarter of 2024. However, according to data from the Monthly Estimator of Economic Activity, the third quarter of 2024 would have recovered 3.4% with respect to the previous quarter.
After closing 2023 with an inflation rate of 25.5% in December, the speed of price variation has been declining throughout 2024. In October, inflation was below 3%, standing at 2.7% per month. On a year-on-year basis, the rate of price variation slowed to 193.0%, having reached a peak of 289.4% in April 2024. In the first ten months of the year, cumulative inflation amounted to 107.0%.
After the exchange rate jump in December 2023 and up to the present, the exchange rate has sustained a crawl of around 2% per month. The exchange rate went from 810.7 Ps./USD since the beginning of January to 1006.8 Ps./USD as of November 22, according to BCRA Communication “A” 3500.
So far in 2024, the International Reserves increased by USD 7,800 million, an increase explained by the purchases of foreign currency from the private sector. As of November 22, such purchases amounted to USD 17,693 million.
The money laundering program implemented by the Government achieved the regularization of USD 23,321 million during Stage 1. This was made up of USD 20,631 million in special accounts and in special asset regularization accounts (CERA and CCERA), while the remaining USD 2,690 million was made up of other declared assets. As part of the asset externalization process, private sector dollar deposits amounted to USD 33,387 million (data as of November 19), a growth of USD 14,779 million between August 15 and November 19. Dollar credit to the private sector stood at USD 8,786 million as of the latest available data, an increase of USD 2,204 million during the mentioned period.
As of July 22, the Central Bank ceased to carry out overnight passive passive operations, defining the Fiscal Liquidity Bills (LEFI) as the new liquidity regulation instruments within a new monetary framework. The reference rate has become that of the LEFI, securities issued by the Treasury whose rate is defined by the Central Bank.
The monetary authority has made six interest rate cuts this year. The benchmark interest rate was reduced from 100% at the beginning of 2024 to 35% at the beginning of November. It remains at this level at the time of writing.
During the first ten months of 2024, the Non-financial Public Sector presented a surplus primary result of Ps. 10,325,310 million (equivalent to 1.8% of GDP). This result, net of interest payments, gave rise to a positive financial result of Ps. 2,964,929 million (0.5% of GDP). This was explained by a year-on-year fall in real expenditure of 28.9%, which exceeded the real deterioration in revenues (-6.6% year-on-year).
In May 2024, the International Monetary Fund (IMF) announced that its technical team had completed the eighth review of the Extended Fund Facility Agreement. This review was approved in June by the IMF Board of Directors, thereby enabling the disbursement of approximately USD 800 million. Additionally, it was reported that all performance criteria for the first quarter had been met with margins, resulting in a better outcome than initially expected. Revisions for the second and third quarters are still pending.
The context of volatility and uncertainty continues at the date of issuance of these Consolidated Condensed Interim Financial Statements.
The Group's Directors permanently monitor the evolution of the variables that affect their business, to define their course of action and identify the potential impacts on their financial position. These consolidated financial statements must be read in the light of these circumstances.